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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    ________

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                   ________

Date of Report (Date of earliest event reported): May 4, 1995.


                            UNITED AIR LINES, INC.


            (Exact name of registrant as specified in its charter)

              Delaware                 33-21220*          36-2675206
     (State or other jurisdiction    (Commission       (I.R.S. employer
          of incorporation)          file number)     identification no.)

                      1200 East Algonquin Road
                      Elk Grove Township, Illinois
  Mailing Address:    P.O. Box 66100, Chicago, Illinois           60666
                      (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, include area code: (708) 952-4000

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*  Registrant is the wholly-owned subsidiary of UAL Corporation (File 1-6033).
Registrant became subject to filing periodic reports under the Securities Exchange Act of 1934 as a result of a public offering of securities which became effective June 3, 1988 (Registration Nos. 33-21220 and 22-18246).


                              Page 1 of 6 pages
                 Exhibit Index at sequentially numbered page 5.
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     Item 7.  Financial Statements and Exhibits.
              ---------------------------------

       The following documents are being filed in connection with, and incorporated by reference into, United Air Lines, Inc.'s Registration Statement on Form S-3 (Registration No. 33-46033) as declared effective on April 27, 1992, relating to Pass Through Certificates, Series 1995-A. Capitalized terms not otherwise defined shall have the same meanings ascribed thereto in the related Prospectus Supplement dated May 2, 1995 and filed with the Commission pursuant to Rule 424(b).

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Exhibits
- --------
Exhibit 1(e)          -  Form of Underwriting Agreement
                         relating to the issuance of
                         Pass Through Certificates,
                         Series 1995-A.

Exhibit 4(a)(1)(A)    -  Form of Amended and Restated
                         Pass Through Trust Agreement
                         between United and State Street
                         Bank and Trust Company of
                         Connecticut, National
                         Association.

Exhibit 4(a)(7)       -  Forms of Pass Through Trust
                         Supplement Nos. 1995-A1 and
                         1995-A2 between United and the
                         First Security Bank of Utah,
                         National Association relating
                         to Pass Through Certificates,
                         Series 1995-A1 and 1995-A2,
                         respectively.

Exhibit 4(a)(8)       -  Forms of Pass Through
                         Certificates, Series 1995-A1
                         and 1995-A2, respectively
                         (included in Exhibit 4(a)(7)).

Exhibit 4(b)(36)      -  Forms of Trust Indenture and
                         Mortgage between the Owner
                         Trustee and the Loan Trustee
                         relating to the Equipment Notes
                         for Aircraft No. 1, Aircraft
                         No. 2 and Aircraft No. 3,
                         respectively.

Exhibit 4(b)(37)      -  Forms of Equipment Notes
                         (included in Exhibit 4(b)(36)).

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                                      -2-
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Exhibits
- --------
Exhibit 4(b)(38)      -  Forms of Participation
                         Agreement among United, the
                         Owner Participant, the Loan
                         Trustee, the Owner Trustee and
                         the Trustee, relating to the
                         Equipment Notes for Aircraft
                         No. 1, Aircraft No. 2 and
                         Aircraft No. 3, respectively.

Exhibit 4(b)(39)      _  Forms of Lease Agreement
                         between United and the Owner
                         Trustee relating to the
                         Equipment Notes for Aircraft
                         No. 1, Aircraft No. 2 and
                         Aircraft No. 3, respectively.

Exhibit 4(b)(40)      -  Forms of Trust Agreement
                         between the Owner Participant
                         and the Owner Trustee relating
                         to the Equipment Notes for
                         Aircraft No. 1, Aircraft No. 2
                         and Aircraft No. 3,
                         respectively.

Exhibit 4(b)(41)      -  Form of Redemption and
                         Refinancing Agreement among
                         United, the Trustee, the Owner
                         Participant, the Owner Trustee,
                         the Loan Trustee and the
                         Original Loan Participant
                         relating to the Equipment Notes
                         for Aircraft No. 3.

Exhibit 5(c)          -  Opinion of Ray, Quinney &
                         Nebeker, counsel for First
                         Security Bank of Utah, National
                         Association as Trustee and Loan
                         Trustees.

Exhibit 23(d)         -  Consent of Ray, Quinney &
                         Nebeker (included in Exhibit
                         5(c).

Exhibit 25(a)         -  Statement of Eligibility of
                         Trustee on Form T-1 for First
                         Security Bank of Utah, National
                         Association.
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                                   SIGNATURES



               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  UNITED AIR LINES, INC.



     May 4, 1995                  By:  /s/DOUGLAS A. HACKER
                                     -------------------------
                                      Douglas A. Hacker
                                      Senior Vice President-
                                       Finance
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                               INDEX TO EXHIBITS
                               -----------------
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


Exhibits                                                     Page
- --------                                                     ----
Exhibit 1(e)          -  Form of Underwriting
                         Agreement relating to the
                         issuance of Pass Through
                         Certificates, Series 1995-A.

Exhibit 4(a)(1)(A)    -  Form of Amended and
                         Restated Pass Through Trust
                         Agreement between United
                         and State Street Bank and
                         Trust Company of
                         Connecticut, National
                         Association.

Exhibit 4(a)(7)       -  Forms of Pass Through Trust
                         Supplement Nos. 1995-A1 and
                         1995-A2 between United and
                         the First Security Bank of
                         Utah, National Association
                         relating to Pass Through
                         Certificates, Series 1995-
                         A1 and 1995-A2,
                         respectively.

Exhibit 4(a)(8)       -  Forms of Pass Through
                         Certificates, Series 1995-
                         A1 and 1995-A2,
                         respectively (included in
                         Exhibit 4(a)(7)).

Exhibit 4(b)(36)      -  Forms of Trust Indenture
                         and Mortgage between the
                         Owner Trustee and the Loan
                         Trustee relating to the
                         Equipment Notes for
                         Aircraft No. 1, Aircraft
                         No. 2 and Aircraft No. 3,
                         respectively.

Exhibit 4(b)(37)      -  Forms of Equipment Notes
                         (included in Exhibit
                         4(b)(36)).
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

Exhibits                                                     Page
- --------                                                     ----
Exhibit 4(b)(38)      -  Forms of Participation
                         Agreement among United, the
                         Owner Participant, the Loan
                         Trustee, the Owner Trustee
                         and the Trustee, relating
                         to the Equipment Notes for
                         Aircraft No. 1, Aircraft
                         No. 2 and Aircraft No. 3,
                         respectively.

Exhibit 4(b)(39)      -  Forms of Lease Agreement
                         between United and the
                         Owner Trustee relating to
                         the Equipment Notes for
                         Aircraft No. 1, Aircraft
                         No. 2 and Aircraft No. 3,
                         respectively.

Exhibit 4(b)(40)      -  Forms of Trust Agreement
                         between the Owner
                         Participant and the Owner
                         Trustee relating to the
                         Equipment Notes for
                         Aircraft No. 1, Aircraft
                         No. 2 and Aircraft No. 3,
                         respectively.

Exhibit 4(b)(41)      -  Form of Redemption and
                         Refinancing Agreement among
                         United, the Trustee, the
                         Owner Participant, the
                         Owner Trustee, the Loan
                         Trustee and the Original
                         Loan Participant relating
                         to the Equipment Notes for
                         Aircraft No. 3.

Exhibit 5(c)          -  Opinion of Ray, Quinney &
                         Nebeker, counsel for First
                         Security Bank of Utah,
                         National Association as
                         Trustee and Loan Trustees.

Exhibit 23(d)         -  Consent of Ray, Quinney &
                         Nebeker (included in
                         Exhibit 5(c).

Exhibit 25(a)         -  Statement of Eligibility of
                         Trustee on Form T-1 for
                         First Security Bank of
                         Utah, National Association.
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